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EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of The Coca-Cola Company (the "Company") on Form 10-K for the period ended December 31, 2005 (the "Report"), I, E. Neville Isdell, Chairman, Board of Directors, and Chief Executive Officer of the Company and I, Gary P. Fayard, Executive Vice President and Chief Financial Officer of the Company, each certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

  (1)
  to my knowledge, the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  (2)
  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ E. NEVILLE ISDELL
E. Neville Isdell Chairman, Board of Directors, and Chief Executive Officer February 28, 2006
/s/ GARY P. FAYARD
Gary P. Fayard Executive Vice President and Chief Financial Officer February 28, 2006

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  EXHIBIT 32.1
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002